UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 5, 2008
S1 Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-24931 (Commission File Number)	58-2395199 (IRS Employer Identification No.)

705 Westech Drive, Norcross, Georgia (Address of principal executive offices)	30092 (Zip code)
Registrant’s telephone number, including area code: (404) 923-3500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     (b) On September 9, 2008, Jeff Smith resigned from his position as a member of the Board of Directors of S1 Corporation (the “Company”) and as a member of the Company’s Corporate Governance & Nominating Committee and Strategic Planning Committee, effective immediately.

ITEM 8.01.	OTHER EVENTS.
     On September 10, 2008, the Company announced that its Board of Directors authorized an increase to its previously approved stock repurchase program that provides total authorization for the Company to purchase up to 4,000,000 shares of its common stock from time to time in open market and privately negotiated transactions, through block trades or otherwise, as market and business conditions warrant. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. Additionally, on September 10, 2008, the Company adopted a written trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which enables the Company to repurchase shares of its common stock at times when it might otherwise be prohibited from doing so under insider trading laws or because of the Company’s trading policy.
     S1 has been advised by Ramius LLC (together with its controlled affiliates, “Ramius”) that, effective September 5, 2008, Ramius entered into a written trading plan to effect sales of the Company’s shares in compliance with Rule 10b5-1. According to Ramius, the trading plan provides for the sale, under certain circumstances, of up to 4,532,390 shares of the Company’s common stock.
     This Current Report contains forward-looking information, as that term is defined under the Exchange Act, including information regarding purchases by the Company of its common stock pursuant to a 10b5-1 stock repurchase plan. By their nature, forward-looking information and statements are subject to risks, uncertainties, and contingencies, including changes in price, volume and the volatility of the Company’s common stock, and unexpected or otherwise unplanned or alternative requirements with respect to the capital investments of the Company. The Company’s 2007 Annual Report on Form 10-K filed with the SEC on March 4, 2008, and subsequent filings with the SEC, include information regarding other risk factors and cautionary information. Except as provided by law, S1 does not undertake to update any forward-looking statement.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated September 10, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S1 CORPORATION (Registrant)
/s/ Gregory D. Orenstein
Gregory D. Orenstein
Chief Legal Officer and Corporate Secretary

Date: September 10, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated September 10, 2008.